UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2005

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18400 Von Karman Avenue, Suite 1000 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 440-7030

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Executive Compensation

On June 24, 2005, New Century Financial Corporation (the “Company”) and Patrick J. Flanagan, in order to better incentivize Mr. Flanagan and align his compensation more closely to his responsibilities, entered into (i) a repurchase agreement (the “Agreement”), (ii) a letter agreement (the “Letter Agreement”), (iii) a Performance-Based Award Agreement (the “Award Agreement”), (iv) a Dividend Equivalent Rights Award Agreement (the “DER Agreement”) and (v) a Performance-Accelerated Restricted Stock Award Agreement (the “PARS Agreement”).

Pursuant to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, Mr. Flanagan sold to the Company 41,585 restricted shares of the Company’s common stock previously granted by the Company to Mr. Flanagan as part of a restricted stock award. The per share price paid in the repurchase was $50.52, the per share closing price of the Company’s common stock on the date of the repurchase.

Pursuant to the Letter Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference, Mr. Flanagan’s employment agreement was amended so that Mr. Flanagan is now eligible for an additional cash incentive bonus of up to $100,000 for each of the third and fourth quarters of fiscal 2005 and first and second quarters of fiscal 2006. The amount of the bonus, if any, for any particular quarter will be determined by the Compensation Committee of the Company’s Board of Directors in its discretion and will be based several performance measures including, without limitation, performance measures relating to the Company’s taxable REIT subsidiaries and the acquisition of RBC Mortgage Company.

The Award Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference, evidences the grant by the Company to Mr. Flanagan of a performance bonus. The amount of the bonus, if any, is based on a formula involving the Company’s before-tax net income and stockholders’ equity for the period July 1, 2005 through December 31, 2005. The formula is set forth in Exhibit A to the Award Agreement. If Mr. Flanagan ceases to be employed by or to provide services for the Company or a subsidiary prior to December 31, 2005 due to his retirement, death or disability, he will generally be entitled to a pro-rata portion of the bonus, if any, that would have been payable under the Award Agreement. Payment of any bonus under the Award Agreement generally will be made in cash. However, the Company may, in its sole discretion, pay all or a portion of the bonus payable under the Award Agreement in fully vested shares of the Company’s common stock, but only to the extent that such amount, together with any amount payable under the Performance-Based Award Agreement between the Company and Mr. Flanagan, dated as of February 2, 2005, for the period January 1, 2005 through June 30, 2005, exceeds 150% of Mr. Flanagan’s annual base salary.

The DER Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference, evidences the grant by the Company to Mr. Flanagan of 14,252 “dividend equivalent rights.” At the end of each of the calendar years 2005, 2006 and 2007, Mr. Flanagan will be entitled to a payment for each dividend equivalent right in an amount equal to the aggregate amount of dividends paid by the Company on a share of its common stock during the applicable year; provided that the Company’s earnings per share (on a stand-alone basis) and aggregate annual dividends per share for the applicable year both exceed certain thresholds set forth in the DER Agreement. Payments under the DER Agreement, if any, will be made in cash or in shares of the Company’s common stock, in the Company’s sole discretion.

The PARS Agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference, evidences the grant by the Company to Mr. Flanagan of 5,938 restricted shares of the Company’s common stock. The restricted shares generally become fully vested on the seventh anniversary of the date of the PARS Agreement. However, vesting of the restricted shares may accelerate on a pro-rata basis (i) upon Mr. Flanagan’s attainment of age 65, provided that Mr. Flanagan is employed by or is providing services to the Company or a subsidiary as of such date; or (ii) if Mr. Flanagan ceases to be employed by or to provide services to the Company or a subsidiary prior to the seventh anniversary of the PARS Agreement as a result his death or disability (as defined in the PARS Agreement). In addition, vesting may be accelerated if the before-tax net income of New Century TRS Holdings, Inc., a direct wholly owned subsidiary of the Company, equals or exceeds a pre-determined threshold amount in fiscal 2005, 2006 or 2007.

Credit Facilities

On June 27, 2005, the Company, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the Company (“NCMC”), and NC Capital Corporation, a direct wholly owned subsidiary of NCMC, entered into the Second Amended and Restated Master Loan and Security Agreement (the “Citigroup Amended and Restated Agreement”) with Citigroup Global Markets Realty Corp. The purpose of the Citigroup Amended and Restated Agreement was to increase the maximum credit available and to amend and restate the Amended and Restated Master Loan and Security Agreement, dated December 29, 2004, among the parties. A copy of the Citigroup Amended and Restated Agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	Agreement, dated as of June 24, 2005, between the Company and Patrick J. Flanagan.

10.2	Letter agreement, dated as of June 24, 2005, between the Company and Patrick J. Flanagan.

10.3	Performance-Based Award Agreement, dated as of June 24, 2005, between the Company and Patrick J. Flanagan.

10.4	Dividend Equivalent Rights Award Agreement, dated as of June 24, 2005, between the Company and Patrick J. Flanagan.

10.5	Performance-Accelerated Restricted Stock Award Agreement, dated as of June 24, 2005, between the Company and Patrick J. Flanagan.

10.6	Second Amended and Restated Master Loan and Security Agreement, dated as of June 27, 2005, among New Century Mortgage Corporation, NC Capital Corporation and the Company and Citigroup Global Markets Realty Corp.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION
(Registrant)

	By:	/s/ Robert K. Cole

Date: June 30, 2005		Robert K. Cole
Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Agreement, dated as of June 24, 2005, between the Company and Patrick J. Flanagan.

10.2	Letter agreement, dated as of June 24, 2005, between the Company and Patrick J. Flanagan.

10.3	Performance-Based Award Agreement, dated as of June 24, 2005, between the Company and Patrick J. Flanagan.

10.4	Dividend Equivalent Rights Award Agreement, dated as of June 24, 2005, between the Company and Patrick J. Flanagan.

10.5	Performance-Accelerated Restricted Stock Award Agreement, dated as of June 24, 2005, between the Company and Patrick J. Flanagan.

10.6	Second Amended and Restated Master Loan and Security Agreement, dated as of June 27, 2005, among New Century Mortgage Corporation, NC Capital Corporation and the Company and Citigroup Global Markets Realty Corp.

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